SUNAMERICA SERIES, INC.

CERTIFICATE OF CORRECTION

THIS IS TO CERTIFY THAT:

FIRST: The title of the document being corrected is Articles Supplementary (the “Articles”).

SECOND: The sole party to the Articles is SUNAMERICA SERIES, INC., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company (the “Corporation”).

THIRD: The Articles were filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) on January 2, 2014.

FOURTH: Article Fourth of the Articles as previously filed with SDAT is set forth below:

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the aggregate number of authorized shares of Common Stock is 3,000,000,000, of which 1,600,000,000 are shares of Common Stock without further classification or designation and 1,400,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

SunAmerica Strategic Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:

Class A shares	400,000,000
Class B shares	100,000,000
Class C shares	250,000,000
Class W shares	250,000,000

SunAmerica Select Dividend Growth Portfolio:

Class A shares	25,000,000
Class C shares	25,000,000
Class W shares	25,000,000

FIFTH: Article Fourth of the Articles as corrected hereby is set forth below:

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the aggregate number of authorized shares of Common Stock is 3,000,000,000, of which 1,575,000,000 are shares of Common Stock without further classification or designation and 1,425,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES

SunAmerica Strategic Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:

Class A shares	400,000,000
Class B shares	100,000,000
Class C shares	250,000,000
Class W shares	250,000,000

SunAmerica Select Dividend Growth Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class W shares	25,000,000

SIXTH: The undersigned acknowledges this Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 12th day of February, 2014.

ATTEST:	SUNAMERICA SERIES, INC.

/s/ Thomas D. Peeny	/s/ John T. Genoy	(SEAL)
Thomas D. Peeney	John T. Genoy
Assistant Secretary	President